Exhibit 10.1

SEVENTH AMENDMENT TO SENIOR SECURED SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This SEVENTH AMENDMENT TO SENIOR SECURED SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Agreement”) dated as of November 24, 2020, is among Lilis Energy Inc., a Nevada corporation (the “Borrower”), certain Subsidiaries of the Borrower (the “Guarantors”), BMO Harris Bank N.A. (“BMO”), as Administrative Agent for the Lenders, and the other Lenders from time to time party hereto.

Recitals

A.

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent are parties to that certain Senior Secured Super-Priority Debtor-In-Possession Credit Agreement dated as of June 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders constituting the Majority Lenders enter into this Amendment to, among other things, grant an extension of certain Chapter 11 Milestones as further set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement.

Section 2Amendments.  Subject to the occurrence of the Effective Date, the following amendments to the Credit Agreement shall be made:

2.1Amendment to Section 1.02.  Section 1.02 of the Credit Agreement is hereby amended by amending and restating the following defined term in its entirety as follows:

“Scheduled Maturity Date” means December 2, 2020.

2.2Amendment to Section 3.01. Section 3.01 of the Credit Agreement is hereby amended by replacing the phrase “The Borrower hereby” with the phrase “Subject to Section 3.04(e), the Borrower hereby”.

2.3Amendments to Section 3.04.

(a)Section 3.04(a) of the Credit Agreement is hereby amended by replacing the phrase “The Borrower shall” with the phrase “Subject to Section 3.04(e), the Borrower shall”.

(b)Section 3.04(c)(ii)(A) of the Credit Agreement is hereby amended by (i) adding the phrase “(including, Net Proceeds received in connection with an Approved Sale)” immediately after the phrase “ordinary course of business pursuant to Section 9.11” and (ii) replacing the phrase “the Refinanced Loans and second, if any amount is remaining, the New Money Loans” with the phrase “the New Money Loans and second, if any amount is remaining, the Refinanced Loans”.

(c)Section 3.04(c)(iv) of the Credit Agreement is hereby amended by replacing the phrase “ratably to the Loans” with the phrase “first, ratably to the New Money Loans and second, ratably to the Refinanced Loans”.

(d)The following new Section 3.04(e) is added to the end of Section 3.04:

(e)

Application of Repayments and Prepayments. Notwithstanding anything in this Agreement to the contrary, upon (i) any repayment of Loans pursuant to Section 3.01 or (ii) prepayment of Loans pursuant to Section 3.04, any such repayment or prepayment shall be applied, (i) first, pro rata to the payment of accrued interest of the New Money Loans, (ii) second, if any amount is remaining, pro rata to the payment of principal outstanding on the New Money Loans, (iii) third, if any amount is remaining, pro rata to the payment of accrued interest on the Refinanced Loans and (iv) fourth, if any amount is remaining, pro rata to the prepayment of principal outstanding on the Refinanced Loans.

Section 3Conditions Precedent to Effective Date.  This Agreement shall become effective on the date (such date, the “Effective Date”) when each of the following conditions is satisfied (or waived) in accordance with the terms herein:

3.1The Administrative Agent shall have received from the Borrower, each Guarantor, and Lenders constituting the Majority Lenders, counterparts of this Agreement signed on behalf of such Persons.

3.2As of the Effective Date, after giving effect to this Agreement, (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such earlier date and (b) no Default or Event of Default shall have occurred and be continuing.

Each party hereto hereby authorizes and directs the Administrative Agent to declare this Agreement to be effective (and the Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4Miscellaneous.

4.1Limitation of Waivers and Amendments. Nothing contained in this Agreement shall directly or indirectly in any way whatsoever, except as set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument.

4.2Confirmation.  The provisions of the Credit Agreement and each Loan Document shall remain in full force and effect following the Effective Date.

4.3Ratification and Affirmation; Representations and Warranties.  Each of the Guarantors and the Borrower certifies to the Lenders, on the Effective Date, as applicable, that, after giving effect to this Agreement and the amendments and transactions occurring on the Effective Date, (a) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct), except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty are true and correct) as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.4Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower and its Subsidiaries, electronic images of this Agreement or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

4.5No Oral Agreement.  This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreement with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreement and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.7WAIVER OF RIGHT TO TRIAL BY JURY.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

4.8Severability.  Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with Section 12.04 of the Credit Agreement.

4.10Loan Documents.  This Agreement is a Loan Document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Effective Date.

BORROWER:	LILIS ENERGY, INC.

By:/s/ Joseph C. Daches
Name:Joseph C. Daches
Title:Chief Executive Officer, President and Chief Financial Officer
GUARANTORS:	BRUSHY RESOURCES, INC.
HURRICANE RESOURCES LLC
IMPETRO OPERATING LLC
LILIS OPERATING COMPANY, LLC
IMPETRO RESOURCES, LLC

Each By: /s/ Joseph C. Daches
Name:Joseph C. Daches
Title:Chief Executive Officer, President and Chief Financial Officer

[Seventh Amendment to Senior Secured Super-Priority Debtor-In-Possession Credit Agreement]

ADMINISTRATIVE AGENT:	BMO HARRIS BANK N.A., as Administrative Agent, and a Lender

By:/s/ Melissa Guzmann_________
Name:Melissa Guzmann
Title:Director

[Seventh Amendment to Senior Secured Super-Priority Debtor-In-Possession Credit Agreement]

LENDERS:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:/s/ Michael P. Robinson_______________
Name:Michael P. Robinson
Title:Senior Vice President

[Seventh Amendment to Senior Secured Super-Priority Debtor-In-Possession Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:/s/ Didier Siffer____________________
Name:Didier Siffer
Title:Authorized Signatory

By:/s/ Megan Kane____________________
Name:Megan Kane
Title:Authorized Signatory

[Seventh Amendment to Senior Secured Super-Priority Debtor-In-Possession Credit Agreement]